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                            [LETTERHEAD OF GALILEO]

NEWS RELEASE
For Further Information:                   Cliff O'Neal, Corporate Relations
                                           +1 847 518-4925
                                           cliff.o'neal@galileo.com

                                           Andrea Steffy, Corporate Relations
                                           +1 847 518 4973
                                           andrea.steffy@galileo.com



                  GALILEO INTERNATIONAL SELECTS J. P. MORGAN TO
                         EXPLORE STRATEGIC ALTERNATIVES

ROSEMONT, Ill., - November 3, 2000 - Galileo International, Inc. (NYSE: GLC), today announced that its board of directors has selected J. P. Morgan as its financial advisor to explore and evaluate possible strategic alternatives designed to maximize shareholder value. J. P. Morgan has been authorized by the Galileo board of directors to review several options including, but not limited to, a leveraged buyout or sale to a strategic buyer. (Photo:
HTTP://WWW.NEWSCOM.COM/CGI-BIN/PRNH/20000208/GALILEO)

On Oct. 20, the company stated that it does not believe the public market is appropriately valuing the company's financial performance, cash flow generation and excellent growth prospects. The company also said there is no assurance that any transaction will be completed.

Galileo International is one of the world's leading providers of electronic global distribution services for the travel industry. The company provides travel agencies, corporate travel managers and Internet users with the ability to book travel by accessing schedule, availability and pricing information. Galileo e-enables the travel industry, providing industry-leading technology solutions such as an advanced suite of wireless applications and numerous Internet initiatives.






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Pg. 2, Galileo International Selects J. P. Morgan to Explore Strategic
Alternatives November 3, 2000

Through its Internet subsidiary, TRIP.com, the mobile business professional can access premier one-stop online travel services and technology solutions from Galileo. Building one of the largest TCP/IP global networks through its subsidiary Quantitude, Galileo is providing advanced telecommunication services for a variety of customers both in the travel industry and beyond. Headquartered in Rosemont, Ill., USA, Galileo International has offices worldwide and operates its state-of-the-art Data Center in Englewood, Colo., USA. To learn more about Galileo International, visit www.galileo.com.

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Galileo International Statement Regarding Forward-Looking Statements

Statements in this report that are not strictly historical, including statements as to plans, objectives and future performance, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The company has based these forward-looking statements on our current expectations and projections about future events. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements are subject to risks and uncertainties that could cause actual events or results to differ materially from the events or results expressed or implied by the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements. Risks and uncertainties associated with the company's forward-looking statements include, but are not limited to: the loss and inability to replace the bookings generated by one or more of its five largest travel agency customers; its ability to effectively execute our sales initiatives in key markets; its sensitivity to general economic conditions and events that affect airline travel and the airlines that participate in its Apollo'r' and Galileo'r' systems; circumstances relating to its investment in technology, including its ability to timely develop and achieve market acceptance of new products; its ability to successfully expand its operations and service offerings in new markets, including the on-line travel market; its ability to manage administrative, technical and operational issues presented by its expansion plans and acquisitions of other businesses; its ability to deliver to Galileo and to outside customers a new, Internet protocol-based network as planned, and for the cost and within the time frame currently estimated; the results of its international operations and expansion into developing and new computerized reservation system ("CRS") markets and other distribution channels, governmental approvals, trade and tariff barriers, and political risks; new or different legal or regulatory requirements governing the CRS industry; natural disasters, security breaches or other calamities that may cause significant damage to its Data Center facility; and its ability to complete the transition to a new, Internet protocol-based network as planned, and for the cost and within the time frame currently estimated.